UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of report: January 19, 2005
                        (Date of earliest event reported)


                             TRIARC COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


             DELAWARE                 1-2207                   38-0471180
         ----------------         ------------            -------------------
         (State or other          (Commission              (I.R.S. Employer
         jurisdiction of           File No.)              Identification No.)
         incorporation of
         organization)


                    280 Park Avenue, New York, NY          10017
               --------------------------------------   ----------
               (Address of principal executive office)  (Zip Code)

       Registrant's telephone number, including area code: (212) 451-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     |X| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

A copy of the press release issued by Triarc Companies, Inc. on January 19, 2005 is being filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

     (c) Exhibits:


       Number         Exhibit
        99.1          Press release dated January 19, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


                                            TRIARC COMPANIES, INC.

                                            By: STUART I. ROSEN
                                                -------------------------------
                                                Stuart I. Rosen
                                                Senior Vice President and
                                                Associate General Counsel

Dated:  January 19, 2005

                                  EXHIBIT INDEX

Exhibit
No.              Description                                  Page No.


99.1     -       Press release dated January 19, 2005.